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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549

                           FORM 8-K

     CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934

              Date of report:  April 13, 1995

                        USAir Group, Inc.
                (Commission file number:  1-8444)
                               and
                           USAir, Inc.
                (Commission file number:  1-8442)
     (Exact names of registrants as specified in their charters)


        Delaware                      USAir Group, Inc.  54-1194634
(State of incorporation               USAir, Inc.        53-0218143
  of both registrants)        (I.R.S. Employer Identification Nos.)


          2345 Crystal Drive, Arlington, Virginia 22227
            (Address of principal executive offices)
               (703) 418-5306 (USAir Group, Inc.)
               (703) 418-7000 (USAir, Inc.)
      (Registrants' telephone numbers, including area code)



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Item 5.  Other Events

     On April 13, 1995, USAir Group, Inc. (the "Company") and USAir, Inc. ("USAir") filed their combined 10-K Annual Report with the Securities and Exchange Commission. Following the filing, a spokesman for the Company and USAir, Rick Weintraub, spoke with reporters. Mr. Weintraub stated that the Company believes it has sufficient liquidity for normal operations and estimated that the Company currently expects to end the year with in excess of $400 million in cash, barring unanticipated events. Mr. Weintraub reiterated that the Company has not hired bankruptcy counsel, nor does it intend to do so.
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                            SIGNATURES
                            ----------


     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                 USAir Group, Inc.

Date:  April 13, 1995           By:    /s/ Ann Greer-Rector
                                    ------------------------------
                                         Ann Greer-Rector
                                    Vice President and Controller
                                    (Principal Accounting Officer)


                                 USAir, Inc.

Date:  April 13, 1995           By:    /s/ Ann Greer-Rector
                                    ------------------------------
                                         Ann Greer-Rector
                                    Vice President and Controller
                                    (Principal Accounting Officer)